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                                                                      Exhibit 32



                                 Certification
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS
  (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Instinet Group Incorporated, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:


      The Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:      March 12, 2004                        /s/ Edward J. Nicoll
                                                --------------------------------
                                                Edward J. Nicoll
                                                Chief Executive Officer

                                                   /s/ John F. Fay
                                                --------------------------------
                                                John F. Fay
                                                Chief Financial Officer